1© 2022, Comerica Bank. All rights reserved. Comerica Incorporated First Quarter 2022 Financial Review April 20, 2022 2© 2022, Comerica Bank. All rights reserved. Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (unfavorable developments concerning credit quality; declines or other changes in the businesses or industries of Comerica's customers; and changes in customer behavior); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight, or changes in Comerica’s status with respect to existing regulations or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (impacts from the COVID-19 global pandemic; changes in general economic, political or industry conditions; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events; changes in accounting standards; the critical nature of Comerica's accounting policies; and the volatility of Comerica’s stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2021. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Safe Harbor Statement

1Q22 Review

Comerica Bank

Environmental Sustainability

$1.8B in green loans & commitments (3/31/22), up 52% over 3/31/21

Reporting **GHG data since 2009** & externally assured since 2013

GHG Goals: reduce scope 1 & 2 emissions 50% by 2025 (already met), 65% by 2030 & 100% by 2050

Member of **Partnership for Carbon Accounting Financials**

Customized, in-house employee **education** and **engagement** program on sustainability & climate topics

Community

Committed $95MM to assist low-to moderate-income housing in 2022 through low-income housing tax credits

Collected ~1,500 prom dresses for teens served by local nonprofits

~100 Comerica volunteers held a **book drive for elementary school** students

Diversity, Equity & Inclusion

50% of executive officers are women or racial/ethnic minorities

Named **2022 Best Places to Work** for **LGBTQ+ Equality** by the Human Rights Campaign

Modernization

Transform retail delivery
- Align resources to best serve customers
- Enhance small business focus

Align corporate facilities
- Right size & modernize footprint
- Increase brand awareness
- Focus on community presence

Optimize Technology
- Accelerate cloud migration
- Enhance customer experience
- Increase colleague productivity


Deposits¹
71.4
79.1
11%
1Q21
1Q22


General Middle Market Loans¹
Loans w/ PPP²
Loans ex. PPP
11.9
10.6
12.4
12.2
16%
4%
1Q21
1Q22


Large Corporate Loans¹
4.3
5.2
20%
1Q21
1Q22

• ¹Average; Dollars in billions • ²Paycheck Protection Program (PPP)

© 2022, Comerica Bank. All rights reserved.

3

1Q22 Results

Comerica Bank

Solid loan growth; Seasonality impacted deposits, revenue & expenses

(millions, except per share data)	1Q22	4Q21	1Q21	Change From 4Q21	Change From 1Q21
Average loans	$48,273	$47,825	$50,589	$448	$(2,316)
Average loans, ex. PPP	47,938	47,136	47,013	802	925
Average deposits	79,103	84,537	71,392	(5,434)	7,711
Net interest income	456	461	443	(5)	13
Provision for credit losses	(11)	(25)	(182)	14	171
Noninterest income¹	244	289	270	(45)	(26)
Noninterest expenses¹	473	486	447	(13)	26
Provision for income tax	49	61	98	(12)	(49)
Net income	189	228	350	(39)	(161)
Earnings per share²	$1.37	$1.66	$2.43	$(0.29)	($1.06)
CET1³	9.93%	10.13%	11.02%		

Key Performance Drivers 1Q22 compared to 4Q21

- Loan growth momentum in many businesses, partly offset by decreases in Mortgage Banker & PPP
- Deposits reflect seasonality
- MBS & swap portfolios increased to deploy excess liquidity & lock in higher yields
- Net interest income benefit from loan & securities growth offset by PPP decrease
- Reserves released; Reserve ratio 1.21%; Net charge-offs of 6 bps
- Noninterest income impacted by large decreases in warrant income & deferred comp as well as seasonal decline in customer activity
- Expense discipline continued; also, included decrease in deferred comp & seasonal increase
- Repurchased $35MM shares⁴

¹Includes gains/(losses) related to deferred comp asset returns of ($7MM) 1Q22, $5MM 4Q21, $3MM 1Q21 • ²Diluted earnings per common share • ³1Q22 estimated; 1Q21 reflects deferral of CECL standard impact as calculated per regulatory guidance • ⁴Shares repurchased under share repurchase program

© 2022, Comerica Bank. All rights reserved.

4

Loans

Strong momentum in many businesses, partly offset by Mortgage Banker & PPP

Comerica Bank


Loans
($ in billions)
50.6
49.8
48.1
47.8
48.3
49.3
49.6
3.09
3.25
3.39
3.26
3.22
1Q21
2Q21
3Q21
4Q21
1Q22
4Q21
1Q22
Average Balances
Period-end
Loan Yields %

Average loans increased $448MM[1]
- + $423MM General Middle Market
- + $407MM Corporate Banking
- + $363MM Equity Fund Services
- + $199MM National Dealer Services
- + $120MM Environmental Services
- \- $852MM Mortgage Banker

Ex. PPP, average loans grew $802MM, or 2%
- Ex-PPP, General Middle Market grew 5%
- PPP average loans $335MM, $354MM decrease

Line Utilization stable at 46%

Loan yields decreased 4 bps
- \- 6 bps impact of PPP
- \- 1 bps lower nonaccrual activity
- + 3 bps higher rates

1Q22 compared to 4Q21 • [1]See Average Loans slide in Appendix for more details

© 2022, Comerica Bank. All rights reserved.

5

Deposits

Reflects seasonality & customers using funds in businesses; Up 11% relative to 1Q21

Comerica Bank


Deposits
($ in billions)
71.4
75.5
79.1
84.5
79.1
82.3
77.6
0.08
0.06
0.06
0.05
0.05
1Q21
2Q21
3Q21
4Q21
1Q22
4Q21
1Q22
Average Balances
Period-end
Deposit Rate[1] %

Average deposits decreased $5.4B
- \- $2.6B noninterest-bearing
- \- $2.9B interest-bearing

Loan to deposit ratio[2] 64%

Total funding costs steady at 6 bps[3]

4Q21 Deposit Growth Highest Among Peers[4]

(percentages; 4Q21 vs 3Q21; average)


7
5
5
5
4
3
3
3
2
1
1
0
CMA
BOKF
ZION
CFR
RF
SNV
FITB
KEY
MTB
FHN
CFG
HBAN

1Q22 compared to 4Q21 • [1]Interest costs on interest-bearing deposits • [2]At 3/31/22 • [3]Interest incurred on liabilities as a percent of average noninterest-bearing deposits & interest-bearing liabilities • [4]Source for peer data: S&P Global Market Intelligence

© 2022, Comerica Bank. All rights reserved.

6

7© 2022, Comerica Bank. All rights reserved. Securities Portfolio Goal: Reduce asset sensitivity by gradually deploying excess liquidity over time as rates rise 3/31/22 1Outlook as of 4/20/22 2Estimated as of 3/31/22 3On the MBS portfolio Securities Portfolio ($ in billions) 10.3 11.1 12.3 13.3 14.4 14.0 16.0 14.9 15.4 16.0 16.6 17.3 17.0 18.8 1.89 1.82 1.76 1.71 1.74 1Q21 2Q21 3Q21 4Q21 1Q22 4Q21 1Q22 Treasury Securities Mortgage-backed Securities (MBS) Securities Yields % Average portfolio increased $721MM • Period-end increased $1.8B + $3.6B MBS purchases - $740MM MBS payments & $70MM Treasury maturities - $965MM Fair value change • 2Q22: Estimate ~$725MM-$775MM MBS repayments1 • Duration of 4.6 years2 • Extends to 6.1 years under 200bps instantaneous rate increase2 • Net unrealized pre-tax loss of $1,095MM • Net unamortized premium of $50MM3 Average Balances Period-end 69 71 77 1Q21 4Q21 1Q22 Securities Income ($ in millions) Cash / Assets (PE; percentages) 8 15 CMA 2010-2019 Average CMA 1Q22 8© 2022, Comerica Bank. All rights reserved. Net Interest Income Benefit from loan & securities growth more than offset by decline in PPP revenue & 2 fewer days 1Q22 compared to 4Q21 1See Paycheck Protection Program (PPP) slide in appendix for more detail Net Interest Income ($ in millions) 443 465 475 461 456 2.29 2.29 2.23 2.04 2.19 1Q21 2Q21 3Q21 4Q21 1Q22 Net Interest Margin % $461MM 4Q21 2.04% -10MM - 10MM - 6MM - 3MM + 4MM + 5MM Loans PPP1 forgiveness Two fewer days Nonaccrual activity Rates, incl. swaps & floors Balances, ex. PPP - 0.02 - 0.04 - 0.01 + 0.02 + 0.01 + 6MM Securities Balances -- - 1MM Fed Deposits + 0.17 $456MM 1Q22 2.19% 52 bps negative impact on NIM from Fed balances

9© 2022, Comerica Bank. All rights reserved. 325 320 296 269 274 0.64 0.64 0.62 0.55 0.55 - 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 2.00 1Q21 2Q21 3Q21 4Q21 1Q22 NPA/Loans % Credit Quality Credit metrics remain strong 1Q22 compared to 4Q21 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories Nonperforming Assets Remain Low ($ in millions) Criticized Loans1 Well Below Historic Average ($ in millions) 807 683 639 618 599 1.59 1.36 1.33 1.26 1.21 - 1.00 2.00 3.00 4.00 5.00 6.00 1Q21 2Q21 3Q21 4Q21 1Q22 ACL/Loans % Reserve Continued to Decline Gradually ($ in millions) • $8MM of net charge-offs, or 6 bps • $18MM gross charge-offs ($20MM 4Q21) • $6MM legacy Energy Services • $10MM recoveries ($24MM 4Q21) • $5MM increase in nonperforming assets + $22MM retail (COVID-19-related deferrals ended 12/31/21) - $17MM commercial 2,581 2,176 1,818 1,573 1,647 5.1 4.3 3.8 3.2 3.3 - 2.00 4.00 6.00 8.00 10.00 12.00 1Q21 2Q21 3Q21 4Q21 1Q22 Criticized/Loans % 10© 2022, Comerica Bank. All rights reserved. Noninterest Income Large decrease in warrant income & deferred comp as well as seasonal decline in customer activity 1Q22 compared to 4Q21 1Gains/(losses) related to deferred comp asset returns of $3MM 1Q21, $6MM 2Q21, -0- 3Q21, $5MM 4Q21, ($7MM) 1Q22 (offset in noninterest expense) 2 Credit Valuation Adjustment (CVA) $10MM 1Q21, $1MM 2Q21, $3MM 3Q21, $4MM 4Q21, ($2MM) 1Q22 Noninterest Income1 ($ in millions) 270 284 280 289 244 1Q21 2Q21 3Q21 4Q21 1Q22 Decreased $45MM - $14MM Warrant-related Income (other noninterest income) - $12MM Deferred Comp (other noninterest income; offset in noninterest expense) - $ 6MM Commercial Lending (syndication/seasonal) - $ 5MM Derivative Income2 (CVA -$2MM, -$6MM change) - $ 2MM Service Charges on Deposits (seasonal) - $ 2MM Fiduciary - $ 2MM Card (seasonal) + $ 2MM Bank Owned Life Insurance (BOLI)

Noninterest Expenses

Continue to maintain our expense discipline as we position for future growth



Noninterest Expenses[1]
($ in millions)
447
463
465
486
473
1Q21
2Q21
3Q21
4Q21
1Q22

New modernization initiatives totaling $6MM, including:

- Consulting
- Severance
- Asset impairment

Decreased $13MM

- \- $3MM Salaries & benefits
  - \- $12MM Deferred comp[1] (offset in noninterest income)
  - \- $10MM Staff insurance (mostly seasonal)
  - \- $ 8MM Performance-based incentives
  - \+ $23MM Annual stock comp
  - \+ $ 7MM Payroll taxes (seasonal)
- \- $6MM Occupancy (seasonal)
- \- $4MM Legal Fees (other noninterest expenses)
- \- $4MM Outside Processing (seasonal)
- \- $3MM Advertising (seasonal)
- \+ $8MM Operational Losses (other noninterest expenses)
- \+ $3MM FDIC expense

1Q22 compared to 4Q21 • [1]Gains/(losses) related to deferred comp plan of $3MM 1Q21, $6MM 2Q21, -0- 3Q21, $5MM 4Q21, ($7MM) 1Q22 (offset in noninterest income)

© 2022, Comerica Bank. All rights reserved.

11

Capital Management

Continue to focus on CET1 target of ~10%[1]



CET1[2]
Tier 1[2]
7.0%
10.13%
9.93%
8.5%
10.70%
10.47%
4Q21
1Q22
4Q21
1Q22
Regulatory Minimum + Capital Conservation Buffer (CCB)



Attractive Dividend Yield[5]
(percentages; 3/31/22)
3.01
2.85
1.37
CMA
Peer Avg.
S&P 500



Shares Outstanding
(millions)
140
131
-6%
3/31/2021
3/31/2022

Capital management priorities

- Support customers; drive growth
- Provide attractive dividend
  - $0.68/share or $89MM
- Return excess capital to shareholders
  - $35MM or 377,849 shares repurchased[3]
- Maintain strong debt ratings[4]
- CET1 target of ~10%[1]

3/31/22 • [1]Outlook as of 4/20/22 • [2]1Q22 estimated • [3]Shares repurchased under share repurchase program • [4]See Holding Company Debt Rating slide • [5]Source for peer data: S&P Global Market Intelligence

© 2022, Comerica Bank. All rights reserved.

12

Interest Rate Sensitivity

Positioned for a rising rate environment

Comerica Bank

Standard Model Assumptions[1] 100 bps (50 bps avg) linear, non-parallel rise	
Loan Balances	Modest increase
Loan Spreads	Held at current levels
Deposit Balances	Moderate decrease
Deposit Beta	~30%
Securities Portfolio	Held flat at current level
Hedging (Swaps)	No additions modeled

Sensitivity Analysis

Estimated Increase in Net Interest Income Over 12 months

Additional Scenarios are Relative to 1Q22 Standard Model

($ in millions)



~85
~125
~130
160
~170
~180
~310
25 bp Shock
50% Deposit Beta
$5B DDA Runoff
1Q22 Standard Model
50 bps Shock
10% Deposit Beta
200 bps increase

Management Outlook for Net Interest Income[2]

- >13% increase for FY22, relative to FY21 (including PPP)
- ~15% increase for 2Q22, relative to 1Q22 (including PPP)
- Assumptions
  - Rate increases March (25 bps) & May (50 bps)
  - Loan & deposit as outlined on slide 14
  - Swaps & securities at 3/31/22

Projected Swap Benefit

$11.15B total swaps, includes $3.5B added in 1Q22[3]; Excludes future rate increases

($ in millions; as of 3/31/22)



22.6
22.8
25.6
10.3
15.3
29.8
13.7
16.1
30.0
14.5
15.5
30.1
14.2
15.9
28.6
14.4
14.2
27.3
14.5
12.8
26.4
14.5
11.9
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
31-Dec
Added in 1Q22

3/31/22 • [1]For methodology see Company's Form 10-K, as filed with the SEC. Estimates are based on simulation modeling analysis • [2]Outlook as of 4/20/22 • [3]Received fixed/pay floating; swap positions & rates as of 3/31/22 & historical results for 12/31/21 & 3/31/22; maturities extend through 3Q28

© 2022, Comerica Bank. All rights reserved.

13

Management Outlook

Assumes economy remains strong

Comerica Bank

	FY22 vs FY21
Average loans	+ Mid single-digit growth, ex-PPP; driven by nearly every business, partly offset by decreases in Mortgage Banker & National Dealer; Including PPP, loans stable • Relative to 1Q22, increase 1-2% every quarter, with growth across most businesses
Average deposits	= Stable • Relative to 1Q22, modest decline remainder of the year
Net interest income	+ See slide 13; Additional hedging & rate increases could provide further upside
Credit Quality	• Net charge-offs lower end of normal range; Nonaccrual & criticized loans remain low
Noninterest income	- Decline in card, derivatives (FY21 CVA $18MM), warrants, deferred comp (FY21 $15MM), partly offset by growth in several customer-related categories, e.g., fiduciary, deposit service charges • Relative to 1Q22, deferred comp (1Q22 -$7MM) & CVA (-$2MM) not expected to repeat; stronger customer activity as year progresses
Noninterest expenses	+ Low single-digit growth driven by comp, technology investments, T&E & insurance • Relative to 1Q22, relatively stable; salary & benefits modestly lower; Higher advertising & technology expenses mostly offset by lower operating losses
Tax	• FY tax rate 22-23%, excluding discrete items
Capital	• Target CET1 of ~10%

Outlook as of 4/20/22

© 2022, Comerica Bank. All rights reserved.

14

15© 2022, Comerica Bank. All rights reserved. Key Strengths Poised to support growth Relationship Focused • Expertise in specialty businesses • Long-tenured, experienced team Diversified • Footprint includes faster growth markets • Balanced exposure to a wide variety of industries Revenue Opportunities • High-caliber, robust Cash Management suite, including Card programs • Collaboration between 3 revenue divisions Credit Discipline • Consistent, conservative underwriting standards • Superior credit performance through last recession Expense Control • Continuous improvement culture • Invest for the future • Leveraging technology to drive productivity & growth Uniquely Positioned • Nimble asset size • Weighted to commercial banking • Strong deposit base Appendix

Quarterly Average Loans

Comerica Bank

Business Line	1Q22	4Q21	1Q21
Middle Market			
General	$12.4	$11.9	$11.9
Energy	1.3	1.3	1.5
National Dealer Services	4.1	3.9	5.3
Entertainment	1.1	1.2	0.8
Tech. & Life Sciences	0.9	0.8	1.0
Equity Fund Services	3.2	2.8	2.6
Environmental Services	2.0	1.8	1.5
Total Middle Market	$24.9	$23.9	$24.7
Corporate Banking			
US Banking	3.7	3.3	3.0
International	1.5	1.5	1.3
Commercial Real Estate	6.6	6.6	6.7
Mortgage Banker Finance	1.6	2.4	3.2
Business Banking	3.3	3.3	4.1
Commercial Bank	**$41.5**	**$41.0**	**$42.9**
Retail Bank	**$2.0**	**$2.1**	**$2.6**
Wealth Management	**$4.7**	**$4.8**	**$5.1**
TOTAL	**$48.3**	**$47.8**	**$50.6**

By Market	1Q22	4Q21	1Q21
Michigan	$11.7	$11.4	$12.3
California	17.2	17.1	17.9
Texas	9.8	9.5	10.1
Other Markets[1]	9.7	9.8	10.2
TOTAL	**$48.3**	**$47.8**	**$50.6**

Loan Portfolio
(1Q22 Period-end)



Fixed Rate[2] 22%
Prime-based 12%
60-Day+ Rate 5%
$49.6B
30-Day Rate 61%

Includes $15.8B with average floors at 0.59%

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Fixed rate loans include $5.7B receive fixed/pay floating (30-day) LIBOR , BSBY & SOFR interest rate swaps

© 2022, Comerica Bank. All rights reserved.

17

Quarterly Average Deposits

Comerica Bank

Business Line	1Q22	4Q21	1Q21
Middle Market			
General	$22.2	$24.7	$20.4
Energy	0.6	0.6	0.6
National Dealer Services	1.9	2.1	0.5
Entertainment	0.3	0.2	0.2
Tech. & Life Sciences	7.3	8.3	6.2
Equity Fund Services	1.2	1.5	0.9
Environmental Services	0.3	0.4	0.2
Total Middle Market	$33.9	$37.8	$28.9
Corporate Banking			
US Banking	2.7	3.4	3.1
International	2.3	2.2	2.3
Commercial Real Estate	2.2	2.1	1.9
Mortgage Banker Finance	0.6	0.7	0.9
Business Banking	4.4	4.6	4.1
Commercial Bank	**$46.0**	**$50.8**	**$41.1**
Retail Bank	**$26.9**	**$26.7**	**$24.3**
Wealth Management	**$5.3**	**$5.7**	**$4.8**
Finance / Other[1]	**$0.9**	**$1.3**	**$1.1**
TOTAL	**$79.1**	**$84.5**	**$71.4**

By Market	1Q22	4Q21	1Q21
Michigan	$28.1	$28.5	$25.7
California	23.5	26.5	19.9
Texas	11.8	12.0	10.8
Other Markets[2]	14.7	16.2	14.0
Finance / Other[1]	0.9	1.3	1.1
TOTAL	**$79.1**	**$84.5**	**$71.4**

Beneficial Deposit Mix
(1Q22 Average)



Retail Noninterest-bearing 10%
Retail Interest-bearing 26%
Total $79.1B
Commercial Noninterest-bearing 45%
Commercial Interest-bearing 19%

$ in billions • Totals shown above may not foot due to rounding • [1]Finance/Other includes items not directly associated with the geographic markets or the three major business segments • [2]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

© 2022, Comerica Bank. All rights reserved.

18

19© 2022, Comerica Bank. All rights reserved. Paycheck Protection Program (PPP) Supporting our customers 3/31/22 1Program to Date through 3/31/22 2PPP income is reflected in net interest income 3,576 3,459 1,659 689 335 459 233 1Q21 2Q21 3Q21 4Q21 1Q22 4Q21 1Q22 PPP Loans ($ in millions) Average Balances Period-end PPP Loans Since Inception1 • $4.9B funded / >20,000 applications processed • $4.6B repaid, mostly forgiven • FY20: PPP income $ 63MM ($2.5B average loans) • FY21: PPP income $111MM ($2.3B average loans) PPP Income2 ($ in millions) 30.6 31.6 33.6 15.6 5.4 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 1Q21 2Q21 3Q21 4Q21 1Q22 20© 2022, Comerica Bank. All rights reserved. Energy Business Line Credit quality continued to improve 3/31/22 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories 2Net credit-related charge-offs (recoveries) Period-end Loans ($ in millions) 1,077 1,025 1,008 971 1,046 270 277 244 212 203 19 18 25 21 14 1,366 1,320 1,277 1,204 1,263 1Q21 2Q21 3Q21 4Q21 1Q22 Services Midstream Exploration & Production • Exposure $3.1B / 41% utilization • $6MM NCO related to legacy Energy Services • Decreases in Criticized & Nonaccrual • Spring redeterminations 22% completed • Most borrowing bases are increasing • Hedged 50% or more of production • At least one year: 77% of customers • At least two years: 44% of customers • Focus on larger, sophisticated E&P and Midstream companies • E&P: 53% Oil, 21% Gas, 26% Oil/Gas ($ in millions; Period-end) 1Q22 4Q21 1Q21 Total PE loans $1,263 $1,204 $1,366 % of total CMA 2.5% 2.4% 2.7% Criticized1 $51 $58 $389 Ratio 4.0% 4.8% 28.5% Nonaccrual $12 $14 $93 Ratio 1.0% 1.2% 6.8% Net charge-offs (recoveries)2 $6 $(19) $(1)

21© 2022, Comerica Bank. All rights reserved. Mortgage Banker Finance 55+ years experience with reputation for consistent, reliable approach 3/31/22 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 3/21/22; 4Q21 actual • Provide warehouse financing: bridge from residential mortgage origination to sale to end market • Extensive backroom provides collateral monitoring & customer service • Focus on full banking relationships • As of 1Q22: • Comerica: 71% purchase • Industry: 55% purchase1 • Strong credit quality • No charge-offs since 2010 • Period-end loans: $2.2B (4Q21 $3.0B) Average Loans ($ in millions) 1 ,4 35 1 ,7 84 1 ,9 61 1 ,6 77 1 ,3 35 2 ,0 44 2 ,5 21 2 ,6 81 2 ,0 42 3 ,2 78 3 ,5 85 3 ,7 91 3 ,2 11 2 ,9 24 2 ,7 57 2 ,4 50 1 ,5 97 0 500 1000 1500 2000 1 Q 1 8 2 Q 1 8 3 Q 1 8 4 Q 1 8 1 Q 1 9 2 Q 1 9 3 Q 1 9 4 Q 1 9 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 4 Q 2 1 1 Q 2 2 Actual MBA Mortgage Origination Volumes1 MBA Mortgage Originations Forecast1 ($ in billions) 893 689 710 625 610 4Q21 1Q22 2Q22 3Q22 4Q22 Purchase Refinance 22© 2022, Comerica Bank. All rights reserved. National Dealer Services 75+ years of floor plan lending 3/31/22 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Franchise Distribution (Based on period-end loan outstandings) Toyota/Lexus 15% Honda/Acura 8% Ford 9% GM 7% Fiat/Chrysler 9% Mercedes 6% Nissan/ Infiniti 3% Other European 14% Other Asian 12% Other 17% • Top tier strategy • National scope with customers in 42 states • Focus on “Mega Dealer” (five or more dealerships in group) • Strong credit quality; Robust monitoring of company inventory & performance • Floor Plan remained low due to supply chain constraints 4 .1 4 .2 3 .8 4 .0 4 .4 4 .5 4 .1 4 .0 3 .6 2 .8 1 .9 2 .2 2 .0 1 .2 0 .6 0 .6 0 .6 7 .3 7 .4 7 .0 7 .4 7 .8 7 .9 7 .5 7 .3 6 .8 6 .2 5 .3 5 .5 5 .3 4 .4 3 .8 3 .9 4 .1 1 Q 1 8 2 Q 1 8 3 Q 1 8 4 Q 1 8 1 Q 1 9 2 Q 1 9 3 Q 1 9 4 Q 1 9 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 4 Q 2 1 1 Q 2 2 Floor Plan Average Loans ($ in billions) Total $4.3B 1

23© 2022, Comerica Bank. All rights reserved. 3 2 2 1 1 100 99 99 28 26 1.5% 1.4% 1.5% 0.4% 0.4% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 1Q21 2Q21 3Q21 4Q21 1Q22 NAL Criticized % Criticized/Loans 5 ,2 59 5 ,3 49 5 ,3 16 5 ,2 23 5 ,3 15 5 ,5 17 5 ,6 58 5 ,8 83 6 ,2 10 6 ,6 59 6 ,6 83 6 ,6 99 6 ,6 90 6 ,8 83 6 ,7 97 6 ,5 79 6 ,6 04 1 Q 1 8 2 Q 1 8 3 Q 1 8 4 Q 1 8 1 Q 1 9 2 Q 1 9 3 Q 1 9 4 Q 1 9 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 4 Q 2 1 1 Q 2 2 Multifamily 45% Industrial / Storage 26% Retail 9% Office 9% Single Family 2% Other 2% Land Carry 4% Multi use 3% Commercial Real Estate Business Line Very strong credit quality 3/31/22 1Excludes CRE business line loans not secured by real estate 2Period-end loans 3Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories Primarily Lower Risk Multifamily1 (1Q22 period-end) Total $5.6B • Long history of working with well-established, proven developers • >90% of new commitments from existing customers • Substantial upfront equity required • 40% of Industrial/ Storage & 38% of Multifamily are construction loans1,2 • Majority high growth markets within footprint: • 42% California • 24% Texas Credit Quality No significant net charge-offs since 2014 ($ in millions) 3 Total CRE Business Line Average Loans ($ in millions) 24© 2022, Comerica Bank. All rights reserved. 6,216 7,093 7,448 8,290 7,341 3,000 4,000 5,000 6,000 7,000 8,000 9,000 1Q21 2Q21 3Q21 4Q21 1Q22 1,048 949 843 841 856 1Q21 2Q21 3Q21 4Q21 1Q22 Technology & Life Sciences ~30 years of deep expertise & strong relationships with top-tier investors 3/31/22 1Includes estimated distribution of PPP loans Average Loans ($ in millions) • Manage concentration to numerous verticals to ensure widely diversified portfolio • Closely monitor cash balances & maintain robust backroom operation • 10 offices throughout US & Canada Average Deposits ($ in millions) Growth 50% Early Stage 17% Late Stage 33% Customer Segment Overview1 (approximate; 1Q22 period-end loans) Total $0.8B

Equity Fund Services

Strong relationships with top-tier venture capital & private equity firms

- Customized solutions for venture capital & private equity firms
  - Credit Facilities
  - Treasury Management
  - Capital Markets, including syndication
- Customers in the US & Canada
- Drives connectivity with other teams
  - Energy
  - Middle Market
  - TLS
  - Environmental Services
  - Private Banking
  - Commercial Real Estate
- Strong credit profile
  - No charge-offs
  - No criticized loans



Average Loans
($ in millions)
2,627
2,696
2,951
2,846
3,209
1Q21
2Q21
3Q21
4Q21
1Q22

3/31/22

© 2022, Comerica Bank. All rights reserved.

25

Environmental Services Department

15+ years experience; Specialized industry, committed to growth

- Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions
  - Waste management firms which collect, transport, treat, recycle, process &/or dispose of waste
  - Recycling & renewable energy companies
- Insight & expertise with
  - Transfer stations, disposal & recycling facilities
  - Commercial & residential waste collection
  - Landfill gas to energy; waste to energy
  - Acquisitions
  - Growth capital expenditures
- Focus on middle market-sized companies with full banking relationships
- Historically strong credit quality



Average Loans
($ in millions)
1,476
1,683
1,844
1,834
1,954
1Q21
2Q21
3Q21
4Q21
1Q22

3/31/22

© 2022, Comerica Bank. All rights reserved.

26

27© 2022, Comerica Bank. All rights reserved. Holding Company Debt Rating As of 4/13/22 Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation ratings are for the bank Senior Unsecured/Long-Term Issuer Rating Moody’s S&P Fitch Cullen Frost A3 A- - M&T Bank A3 BBB+ A BOK Financial A3 BBB+ A Comerica A3 BBB+ A- Fifth Third Baa1 BBB+ A- Huntington Baa1 BBB+ A- KeyCorp Baa1 BBB+ A- Regions Financial Baa2 BBB+ BBB+ Zions Bancorporation Baa1 BBB+ BBB+ First Horizon National Corp Baa3 BBB- BBB Citizens Financial Group - BBB+ BBB+ Synovus Financial - BBB- BBB